Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350 AS ADOPTED

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Genetic Technologies Limited (the “Company”) on Form 20-F for the period ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip Hains, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

October 03, 2019

By:	/s/ Phillip Hains	Phillip Hains
Chief Financial Officer

*                                       The originally executed copy of this Certification will be maintained at the Company’s offices and will be made available for inspection upon request.